Exhibit 10.1

SHARE AND MEMBERSHIP UNIT EXCHANGE AGREEMENT

BY AND BETWEEN

ADAMANT DRI PROCESSING AND MINERALS GROUP

AND

PARKS AMUSEMENTS LLC

AND THE MEMBERS OF PARKS AMUSEMENTS LLC

1 July 2023

Table of Contents

Table of Contents	1

Recitals	2

Article I	2
Sale and Purchase of Shares	2

Article II	3
Representations and Warranties of the Members of PARKS	3

Article III	5
Representations and Warranties of ADMG	5

Article IV	6
Conditions to the Transaction	6

Article V	7
Termination, Amendment and Waiver	7

Article VI	8
General Provisions	8
Schedule A: Shares Exchanged	11

SHARE AND UNIT EXCHANGE AGREEMENT

BY AND BETWEEN

ADAMANT DRI PROCESSING AND MINERALS GROUP

AND

PARKS AMUSEMENTS LLC.

THIS SHARE EXCHANGE AGREEMENT (the “Agreement”) is made and entered into as of 1 July 2023 by and between Adamant DRI Processing and Minerals Group (“ADMG”), a Nevada corporation, with an address at 99 State Street, Suite 202, Eagle Idaho 83616; and, Parks Amusements, LLC. (“PARKS”), a State of Missouri Limited Liability Corporation with its offices at 6000 S. Sinclair Rd., Columbia MO 65203 and the Members of Parks (individually “Member” and collectively “Members”).

Recitals

WHEREAS:	PARKS is a Missouri limited liability corporation with an address at 6000 S. Sinclair Rd., Columbia MO 65203 which is engaged in the business of providing a range of entertainment products and services including physical entertainment parks properties (the “Business”); and,

WHEREAS:	ADMG desires to acquire all of the issued and outstanding shares of PARKS in order to utilize the assets to continue to expand its business in the U.S. market for the consideration set forth below to be paid to PARKS subject to the terms and conditions of this Agreement; and

WHEREAS:	The boards of directors of ADMG and PARKS have determined, subject to the terms and conditions set forth in this Agreement, that the transaction contemplated hereby is desirable and in the best interests of their respective stockholders. This Agreement is being entered into for the purpose of setting forth the terms and conditions of the proposed acquisition.

NOW, THEREFORE:	In consideration of the covenants, promises and representations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

Article I

Sale and Purchase of Shares

Exchange. At the Effective Time (as defined below), and subject to and upon the terms and conditions of this Agreement, each of the Members shall sell, transfer and assign to ADMG the membership units of PARKS held by such member as set forth opposite his/her name on Schedule A (collectively, the “PARKS Membership Units”) and ADMG shall issue to each Member and/or his assigns, the number of shares of common stock of ADMG (the “ADMG Shares”) set forth opposite each Member’s name on Schedule A. The exchange of the PARKS Units for the ADMG Shares contemplated herein shall be referred to herein as the “Transaction”.

Closing: Effective Time. The closing of the Transaction (the “Closing”) shall take place at such location at such time as the parties may so agree on 1 July 2023, or at such other time, date and location as ADMG and the Members agree (the “Effective Time”).

Delivery of Certificates Representing the Shares. At Closing, the Members shall deliver to ADMG such documents representing the transfer of the PARKS Membership Units, duly transferred to ADMG to effectuate the transfer of the PARKS Membership Units to ADMG, with (i) all such other documents as may be required to vest in ADMG good and marketable title to the PARKS Membership Units free and clear of any and all Liens (as defined herein); and, (ii) all necessary stock transfer and any other required documentary stamps. The Members shall cause PARKS to recognize and record the transfers described in this Section on its transfer books.

SHARE AND UNIT EXCHANGE AGREEMENT

BY AND BETWEEN

ADAMANT DRI PROCESSING AND MINERALS GROUP

AND

PARKS AMUSEMENTS LLC.

Issuance of the Exchange Shares. At Closing, ADMG shall take such actions as required to cause such number of the ADMG Shares to be issued in the name of each Shareholder as indicated on Schedule A.

Taking of Necessary Action; Further Action. If, at any time after the Closing, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest ADMG with full right, title and possession to the PARKS Membership Units or to vest in the Members full right, title and possession to the ADMG Shares, either party will take all lawful and necessary actions as reasonably requested by the other party hereto.

Article II

Representations and Warranties of the MembersMembers of PARKS

The Members hereby represents and warrants to, and covenants with, ADMG as follows:

Ownership of PARKS Membership Units. Each Member is the record and beneficial owner of the number of membership units of PARKS indicated on Schedule A, which collectively are all of the issued and outstanding membership units of PARKS (the “PARKS Membership Units”), free and clear of all liens, claims, charges, encumbrances, pledges, mortgages, security interests, options, rights to acquire (“Liens”) proxies, voting trusts or similar agreements, restrictions on transfer (other than those imposed by federal and state securities laws) or adverse claims of any nature..

Authority. Each Member has full power and authority and is competent to (i) execute, deliver and perform this Agreement, and each ancillary document which a Member may execute or deliver pursuant to this Agreement, (ii) carry out such Members’s obligations hereunder and thereunder, without the need for any Governmental Action or Filing (as defined herein). This Agreement, and any ancillary document to be executed and delivered by Members at the Closing, has been or will be duly executed and delivered by the Members and this Agreement is, and each ancillary document, when executed and delivered by a Member will be a legal, valid and binding obligation, enforceable against such Member in accordance with its terms. For purposes of this Agreement, the term “Governmental Action or Filing” shall mean any franchise, license, certificate of compliance, authorization, consent, order, permit, approval, consent or other action of, or any filing, registration or qualification with, any federal, state, municipal, foreign or other governmental, administrative or judicial body, agency or authority.

The execution and delivery of this Agreement by each Member does not, and the performance of his obligations hereunder will not, require any consent, approval, authorization or permit of, or filing with or notification to, any court, administrative agency, commission, governmental or regulatory authority, self-regulatory organization, domestic or foreign (a “Governmental Entity”), except (i) for applicable requirements, if any, of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), state securities laws (“Blue Sky Laws”), and the rules and regulations thereunder, and appropriate documents with the relevant authorities of other jurisdictions in which PARKS is qualified to do business, and (ii) consents, approvals, authorizations, permits, filings and notices which if not obtained or filed, would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on PARKS or preclude ADMG from exercising its rights as the sole Member of PARKS.

Title to Shares. Upon Closing, ADMG shall acquire good and marketable title the PARKS Membership Units, free and clear of all Liens.

SHARE AND UNIT EXCHANGE AGREEMENT

BY AND BETWEEN

ADAMANT DRI PROCESSING AND MINERALS GROUP

AND

PARKS AMUSEMENTS LLC.

Acquisition of ADMG Shares for Investment.

Each Member is acquiring the ADMG Shares to be issued to him for investment, for such party’s own account and not as a nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the Act, and each Member has no present intention of selling, granting any participation in, or otherwise distributing the same. Each Member further represents that he does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the ADMG Shares.

Each Member understands that the ADMG Shares are not and will not be registered under the Act, that the sale and the issuance of the ADMG Shares contemplated hereby is intended to be exempt from registration under the Act pursuant to Regulation D or S promulgated under the Securities Act and that ADMG’s reliance on such exemption is predicated on each Member’s representations set forth herein. Each Member represents and warrants that: (i) he can bear the economic risk of this investment, (ii) he possesses such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of the investment in the Exchange Shares and that he is an “accredited Investor” as that term is defined in Regulation D promulgated under the Act and a “Non-US Person” as that term is defined in Regulation S promulgated under the Act.

Each Member acknowledges that the ADMG Shares, when issued, shall be “restricted” shares (as that term is defined under the Act) and may not be sold, transferred or otherwise disposed of by the Member without registration under the Act or pursuant to an available exemption from registration under the Act and the certificates representing the ADMG Shares and the transfer records of ADMG will contain appropriate restrictive legends.

The Members acknowledge that neither the US Securities and Exchange Commission, nor the securities regulatory body of any state or other nation has received, considered or passed upon the accuracy or adequacy of the information and representations made in this Agreement.

Organization and Qualification of PARKS

PARKS is a limited liability corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the requisite power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being or currently planned by PARKS to be conducted. PARKS is in possession of all franchises, grants, authorizations, licenses, permits, easements, consents, certificates, approvals and orders (“Approvals”) necessary to own, lease and operate the properties it purports to own, operate or lease and to carry on its business as it is now being or currently planned by PARKS to be conducted, except where the failure to have such Approvals could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on PARKS. Complete and correct copies of the Formation certificate and operating agreement(s) (collectively referred to herein as “Formation Documents”) of PARKS, as amended and currently in effect, are provided under separate cover. PARKS is not in violation of any of the provisions of its Formation Documents.

The transfer records of PARKS contain true, complete and accurate records of shareholder transfers involving the Membership Units (“Membership Records”) of PARKS since the time of PARKS’s organization. Copies of such Membership Records of PARKS have been heretofore delivered to ADMG.

Brokers; Third Party Expenses. No Member has incurred, nor will he incur, directly or indirectly, any liability for brokerage or finders’ fees or agent’s commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

SHARE AND UNIT EXCHANGE AGREEMENT

BY AND BETWEEN

ADAMANT DRI PROCESSING AND MINERALS GROUP

AND

PARKS AMUSEMENTS LLC.

Article III

Representations and Warranties of ADMG

ADMG hereby represents and warrants to the Members as follows:

Organization and Qualification. ADMG is a corporation, duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, has requisite power and authority and governmental approvals to own, lease and operate its properties and to carry on its business as currently conducted. ADMG is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the ownership or leasing of its property or the conduct of its business requires such qualification or licensing, except where the failure to be so qualified or licensed or in good standing would not, individually or in the aggregate, have a material adverse effect on ADMG.

Authority to Execute and Perform Agreement. ADMG has the requisite power and all authority required to enter into, execute and deliver this Agreement and each ancillary document which ADMG may execute or deliver pursuant to this Agreement, to perform its obligations hereunder and thereunder and to consummate the Transaction. The execution, delivery and performance of this Agreement and the consummation of the Transaction have been duly authorized by all necessary corporate action.

Binding Effect. This Agreement has been validly executed and delivered by ADMG and, assuming the due execution and delivery hereof by the Members constitutes a valid and binding obligation of ADMG, enforceable against ADMG in accordance with its terms, except to the extent such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws of general applicability affecting or relating to enforcement of creditors’ rights generally, and (ii) general equitable principles (regardless of whether such enforceability is considered in equity or at law).

Capitalization of ADMG. As of the date hereof, the authorized capital stock of ADMG consists of (i) 100,000,000 shares of Common Stock, par value $0.001 per share, of which 16,110,005 shares of Common Stock are issued and outstanding, all of which are validly issued, fully paid and non-assessable, and all of which have been issued and granted in compliance with all applicable securities laws and (in all material respects) other applicable Legal Requirements ADMG has no other authorized, issued or outstanding class of capital stock.

Options, Warrants, etc. There are no existing options, other than a total of 4,000,000 non-statutory stock options approved for issuance as of July 1, 2023, to Dr. Larry Eastland, rights, subscriptions, warrants, unsatisfied preemptive rights, calls, agreements, or securities or other commitments relating to (i) the authorized and unissued capital stock of ADMG, or (ii) any securities or obligations convertible into or exchangeable for, or giving any person any right to subscribe for, or acquire from ADMG any shares of capital stock of ADMG, and no such convertible or exchangeable securities or obligations are outstanding.

ADMG Shares. The ADMG Shares, when issued as provided in this Agreement, will be duly authorized, and validly issued, fully paid and nonassessable, and will be free of any Liens or encumbrances and of restrictions on transfer, other than restrictions on transfer under applicable state and federal securities laws or the Transaction documents.

Board Approval. The Board of Directors of ADMG, by resolutions duly adopted at a meeting duly called and held at which a quorum was present or by the unanimous written consent in lieu of such a meeting, has approved this Agreement, the Transaction and the issuance of the ADMG Shares in accordance with the requirements of the Articles of Incorporation and Bylaws of ADMG and the corporation laws of the State of Nevada.

SHARE AND UNIT EXCHANGE AGREEMENT

BY AND BETWEEN

ADAMANT DRI PROCESSING AND MINERALS GROUP

AND

PARKS AMUSEMENTS LLC.

Compliance with Laws. ADMG is not in violation of, default under, or conflict with, any applicable Order or any Applicable Law, except for any such violations that would not, individually or in the aggregate, have a Material Adverse Effect on ADMG.

Non-Contravention. The execution and delivery of this Agreement and any document issued pursuant hereto, the issuance of the ADMG Shares and the performance by ADMG of its obligations hereunder and thereunder (1) do not and will not conflict with, or result in a breach or violation of (i) any provision of the Formation Documents of ADMG, (ii) any applicable laws, (iii) any material agreement, contract, lease, license or instrument to which ADMG is a party or by which ADMG or any of its properties or assets are bound and (2) will not result in the creation or imposition of any Lien upon any of the property or assets of ADMG pursuant to any provision of any contract or Lien.

Consents and Approvals. Except for applicable requirements of the Act or the Exchange Act and notices and filings in connection with the Transaction, no consent, approval or authorization of, filing with, or notice to, any Governmental Body is required by ADMG in connection with the execution, delivery and performance by ADMG of this Agreement, each and every agreement contemplated hereby, and the consummation by ADMG of the Transaction, which if not obtained would individually or in the aggregate, reasonably be expected to have a material adverse effect on ADMG or preclude any Shareholder from exercising its rights as a shareholder of ADMG.

Broker’s Fees. No broker, finder, agent or similar intermediary has acted on behalf of ADMG in connection with this Agreement or the Transaction, and there are no brokerage commissions, finders’ fees or similar fees or commissions payable in connection therewith based on any agreement, arrangement or understanding with ADMG.

Article IV

Conditions to the Transaction

Conditions to Obligations of Each Party to Effect the Transaction. The respective obligations of each party to this Agreement to effect the Transaction shall be subject to the satisfaction at or prior to the Closing Date of the following conditions:

No Order. No Governmental Entity shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent) which is in effect and which has the effect of making the Transaction illegal or otherwise prohibiting consummation of the Transaction, substantially on the terms contemplated by this Agreement. All waiting periods, if any, in any jurisdiction in which PARKS or ADMG has material operations relating to the transactions contemplated hereby will have expired or terminated early.

Additional Conditions to Obligation of the Members. The obligation of the Members to consummate the Transaction shall be subject to the satisfaction at or prior to the Closing Date of each of the following conditions, any of which may be waived, in writing, by the Members:

Representations and Warranties. Each representation and warranty of ADMG contained in this Agreement (i) shall have been true and correct as of the date of this Agreement and (ii) shall be true and correct on and as of the Closing Date with the same force and effect as if made on the Closing Date except for such representations and warranties which were to be true as of a date specified herein.

SHARE AND UNIT EXCHANGE AGREEMENT

BY AND BETWEEN

ADAMANT DRI PROCESSING AND MINERALS GROUP

AND

PARKS AMUSEMENTS LLC.

Agreements and Covenants. ADMG shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing Date, except to the extent that any failure to perform or comply (other than a willful failure to perform or comply or failure to perform or comply with an agreement or covenant reasonably within the control of ADMG) does not, or will not, constitute a material adverse effect with respect to ADMG taken as a whole.

Consents. ADMG shall have obtained all consents, waivers and approvals required in connection with the consummation of the transactions contemplated hereby, other than consents, waivers and approvals the absence of which, either alone or in the aggregate, could not reasonably be expected to have a material adverse effect on ADMG taken as a whole.

Other Deliveries. At Closing ADMG shall deliver to the Members: (i) certificates representing the ADMG Shares registered in the names of the Members and/or their assigns in the amounts set forth on Schedule A, (ii) copies of resolutions and actions taken by ADMG’s Board of Directors in connection with the approval of this Agreement and the transactions contemplated hereunder, and (iii) such other documents or certificates as shall reasonably be required by a Member in order to consummate the transactions contemplated hereunder.

Additional Conditions to the Obligations of ADMG. The obligations of ADMG to consummate and effect the Transaction shall be subject to the satisfaction at or prior to the Closing Date of each of the following conditions, any of which may be waived, in writing, exclusively by ADMG:

Representations and Warranties. Each representation and warranty of the Members contained in this Agreement (i) shall have been true and correct as of the date of this Agreement and (ii) shall be true and correct on and as of the Closing Date with the same force and effect as if made on and as of the Closing except for such representations and warranties which were to be true as of a date specified herein.

Agreements and Covenants. The Members shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by them at or prior to the Closing Date except to the extent that any failure to perform or comply does not, or will not, constitute a material adverse effect on PARKS.

Consents. PARKS and the Members shall have obtained all consents, waivers and approvals required in connection with the consummation of the transactions contemplated hereby, other than consents, waivers and approvals the absence of which, either alone or in the aggregate, could not reasonably be expected to have a material adverse effect on PARKS.

Other Deliveries. At Closing, the Members shall have delivered to ADMG: (i) such documents representing the PARKS Membership Units, together with stock powers or other assignments or documents to effectuate transfer of the PARKS Membership Units as contemplated hereby; and (ii) such other documents or certificates as shall reasonably be required by ADMG and its counsel in order to consummate the transactions contemplated hereunder.

SHARE AND UNIT EXCHANGE AGREEMENT

BY AND BETWEEN

ADAMANT DRI PROCESSING AND MINERALS GROUP

AND

PARKS AMUSEMENTS LLC.

Article V

Termination, Amendment and Waiver

Termination. This Agreement may be terminated at any time prior to the Closing:

1.	by mutual written agreement of ADMG and the Members owning a majority of the PARKS Membership Units;

2.	by either ADMG or the Members if the Transaction shall not have been consummated by July 15, 2023 (“Closing Deadline”) for any reason; provided, however, that the right to terminate this Agreement under this Section shall not be available to any party whose action or failure to act has been a principal cause of or resulted in the failure of the Transaction to occur on or before such date and such action or failure to act constitutes a breach of this Agreement

3.	by either ADMG or a Member if a Governmental Entity shall have issued an order, decree or ruling or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the Transaction, which order, decree, ruling or other action is final and non-appealable

4.	by any Member, upon a material breach of any representation, warranty, covenant or agreement on the part of ADMG set forth in this Agreement.

Notice of Termination; Effect of Termination. Any termination of this Agreement will be effective immediately upon the delivery of written notice of the terminating party to the other parties hereto. In the event of the termination of this Agreement as provided above, this Agreement shall be of no further force or effect and the Transaction shall be abandoned, except (i) as set forth in this Section and Article VI (General Provisions), each of which shall survive the termination of this Agreement, and (ii) nothing herein shall relieve any party from liability for any intentional or willful breach of this Agreement.

Fees and Expenses. All fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses whether or not the Transaction is consummated.

Amendment. This Agreement may be amended by the parties hereto at any time by execution of an instrument in writing signed on behalf of each of ADMG and the Members.

Extension; Waiver. At any time prior to the Closing, any party hereto may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (ii) waive any inaccuracies in the representations and warranties made to such party contained herein or in any document delivered pursuant hereto, and (iii) waive compliance with any of the agreements or conditions for the benefit of such party contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. Delay in exercising any right under this Agreement shall not constitute a waiver of such right.

Article VI

General Provisions

Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial delivery service, or sent via email (receipt confirmed) to the parties at the addresses indicated on the signature pages hereto, or such other address as a party may so designate in the future, in writing.

Interpretation. When a reference is made in this Agreement to Sections, such reference shall be to a Section of this Agreement. Unless otherwise indicated the words “include,” “includes” and “including” when used herein shall be deemed in each case to be followed by the words “without limitation.” The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

SHARE AND UNIT EXCHANGE AGREEMENT

BY AND BETWEEN

ADAMANT DRI PROCESSING AND MINERALS GROUP

AND

PARKS AMUSEMENTS LLC.

For purposes of this Agreement, the term “material adverse effect” when used in connection with an entity means any change, event, violation, inaccuracy, circumstance or effect, individually or when aggregated with other changes, events, violations, inaccuracies, circumstances or effects, that is materially adverse to the business, assets (including intangible assets), revenues, financial condition or results of operations of such entity, if any, taken as a whole, it being understood that neither of the following alone or in combination shall be deemed, in and of itself, to constitute a material adverse effect: (a) changes attributable to the public announcement or pendency of the transactions contemplated hereby, (b) changes in general national or regional economic conditions, or (c) changes affecting the industry generally in which PARKS or ADMG operate.

Counterparts Facsimile Execution. For purposes of this Agreement, a document (or signature page thereto) signed and transmitted by email (as a pdf attachment) is to be treated as an original document. The signature of any party thereon, for purposes hereof, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document. At the request of any party, an email document (as a pdf attachment) is to be re-executed in original form by the parties who executed the email document (as a pdf attachment). No party may raise the use of email (as a pdf attachment) as a defense to the enforcement of the Agreement or any amendment or other document executed in compliance with this Section.

Entire Agreement; Third Party Beneficiaries. This Agreement and the documents and instruments and other agreements among the parties hereto as contemplated by or referred to herein, including the Schedules hereto constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

Survival. All representations, warranties, agreements and covenants contained in or made pursuant to this Agreement, or any Exhibit or Schedule hereto or thereto or any certificate delivered at the Closing, shall survive (and not be affected by) the Closing, but all claims made by virtue of such representations, warranties, agreements and covenants shall be made under, and subject to the limitations set forth in this Article VI.

Other Remedies; Specific Performance. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

SHARE AND UNIT EXCHANGE AGREEMENT

BY AND BETWEEN

ADAMANT DRI PROCESSING AND MINERALS GROUP

AND

PARKS AMUSEMENTS LLC.

Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

Rules of Construction. The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

Assignment. No party may assign either this Agreement or any of his, her or its rights, interests, or obligations hereunder without the prior written approval of the other parties. Subject to the first sentence of this Section, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above. The (below) Schedule A to be considered as included in this Agreement.

FOR: Adamant DRI Processing and Mineral Group		FOR: Parks Amusements LLC.

	/s/ Larry L. Eastland, Ph.D.		/s/ Nicholas A. Parks
BY:	Larry L. Eastland, Ph.D.	BY:	Nicholas A. Parks
ITS:	Director	ITS:	Managing Member
DATE:	1 July 2023	DATE:	1 July 2023

FOR: 5 Parts Investments, LLC, Member		FOR: Nicholas A Parks, Member

	/s/Brant Bukowsky		/s/Nicholas A Parks
By:	Brant Bukowsky, Managing Member
	600,000 Membership Units		6,400,000 Membership Units
DATE:	1 July 2023	DATE:	1 July 2023

SHARE AND UNIT EXCHANGE AGREEMENT

BY AND BETWEEN

ADAMANT DRI PROCESSING AND MINERALS GROUP

AND

PARKS AMUSEMENTS LLC.

Schedule A: ADMG Shares to be issued to Parks Members AND their assigns

70,000,000 Shares of ADMG Unregistered, Restricted Common stock in exchange for 7,000,000 Membership Units held by Nicholas A. Parks (6,400,000 Membership Units) and 5 Parts Investments LLC (600,000 Membership Units)

Name of Shareholder	ADMG SHARES
Nicholas A. Parks 6000 S. Sinclair Rd., Columbia MO 65203	31,525,000

Brooke Parks 6000 S. Sinclair Rd., Columbia MO 65203	31,525,000

5 Parts Investments LLC 6000 S. Sinclair Rd., Columbia MO 65203	3,950,000
Columbia Independent School 1801 N Stadium Blvd, Columbia, MO 65202	2,000,000
Mark Montgomery 6000 S. Sinclair Rd., Columbia MO 65203	1,000,000

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